UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2012
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LEGEND INTERNATIONAL HOLDINGS, INC
(Exact name of registrant as specified in its charter)
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Delaware	000-32551	23-3067904
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
(Address of Principal Executive Office) (Zip Code)

61-3-8532-2866
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

Effective as of June 29, 2012, Legend International Holdings, Inc, a Delaware corporation (the “Company”), completed a private placement offering to an accredited investor (the “Private Placement”) in which the Company sold an aggregate of 22,640,725 shares (the “Shares”) of common stock, U.S. $0.001 par value (the “Common Stock”) at a purchase price of U.S. $0.10 per share, for aggregate proceeds of U.S. $2,264,072.50.  The Private Placement was effected pursuant to the terms of a Subscription Agreement.

The description of the Subscription Agreement that is contained in this Form 8-K is qualified in its entirety to the text of the actual agreement that are filed as exhibits hereto.

Item 3.02      Unregistered Sales of Equity Securities

The description of the Private Placement set forth above is hereby incorporated herein by this reference. The securities that are being issued pursuant to the Private Placement are being issued in reliance upon exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Act”) under Section 4(2) of the Act.

Item 9.01:      Financial Statement and Exhibits

99.1:  Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND INTERNATIONAL HOLDINGS, INC.
(Company)
By:
Peter Lee Secretary

Dated: July 6, 2012

Exhibit Index

99.1:  Subscription Agreement